                                                                    EXHIBIT 10.3

                               EMPLOYMENT CONTRACT
                               -------------------

BETWEEN:                        BIOSYNTECH,    INC.,    a    corporation    duly
                                incorporated  under  the  laws of the  State  of
                                Nevada,  having  its head  office at 475  Armand
                                Frappier Blvd.,  Laval,  Province of Quebec, H7V
                                4B3, duly represented herein by Mr Serge Savard,
                                Chairman  of  the  Board  of   Directors,   duly
                                authorized as he so declares,

                                (Hereinafter referred to as the "Company")

AND:                            AMINE SELMANI, domiciled and residing at 45, rue
                                Les Erables, Laval Quebec, H7R 1A3,

                                (Hereinafter referred to as the "Executive")

WHEREAS the Company  wishes to retain the  services  of the  Executive  as Chief
Executive Officer;

WHEREAS the Executive represents that he possesses the necessary  qualifications and  experience  and  wishes to provide  the  Company  with the  benefit of such experience;

AND WHEREAS the parties wish to enter into a formal Employment Contract;

BOTH PARTIES HAVE AGREED AS FOLLOWS:

1.          TERM

1.1.        The Company hereby agrees to employ the Executive as Chief Executive
            Officer  for the  Company  and the  Executive  agrees to accept such employment,  all in accordance  with the express  terms,  duties and
            obligations   hereinafter  set  forth.  The  Executive  will  be  an
            Executive  of the  Company  as of the  Effective  Date  and  will be entitled to the rights and  benefits  provided by the Company to its employees.

1.2.        Subject to Section 5, the present agreement shall be for a period of
            3 years  starting on June 13, 2002  (hereinafter  referred to as the
            "Term").

2.          DUTIES

2.1.        The Company  will employ the  Executive  on a full time basis in the position  of  Chief  Executive  Officer  reporting  to the  board of directors of the Company (the "Board"). The Executive shall carryout his duties and exercise his powers in connection with the Company as the Board shall from time to time reasonably require and confer upon him;

2.2.        The Executive shall, during the term of this agreement:

            a)   devote  his  full  time and  effort  to the  Company,  well and faithfully serve the Company and use his best efforts,  talents and endeavours to promote the interest of the Company; and

            b)   carry  out  such  other  duties  as may be from  time to  time, assigned to him by the Board.

2.3.        The Executive shall not without prior written consent of the Company fulfill a paid function or a time-consuming non-paid function on his own behalf or that of third parties;

3.          COMPENSATION

The Executive  shall be entitled to an annual salary of $185,000 Can. The salary
will  be  reviewed  annually  by  the  Compensation   Committee  of  the  Board.
Performance  bonuses may,  subject to the terms and  conditions  of the Investor
Rights  Agreement  by and between  the  Company and certain of its  shareholders dated  June 26,  2002,  be paid to the  Executive  in  accordance  to the yearly objectives  set by the  Compensation  Committee  and the  yearly  business  plan adopted by the Board.

The Executive shall be entitled to four weeks paid vacation. Additional vacation allotments up to a maximum of an additional two weeks shall be determined by the
BoardThe  Executive  shall  participate  in all  executive  benefit  plans  (the
"Executive Benefits") which the Company may provide,  including medical/hospital and extended  health care benefits and life  insurance.  These plans provided to the  Executive  will be at least  equivalent  with those  provided  to the other
Executives of the Company. The Company reserves the right to unilaterally revise the terms of the  Executive  Benefits.  Executive  Benefits  will be provided in accordance  with the formal  plan  documents  or  policies  and any issues  with respect  to  entitlement  or  payment  of  benefits  under any of the  Executive
Benefits  will  be  governed  by  the  terms  of  such   documents  or  policies
establishing the benefit in issue.

The Company will reimburse the Executive for any reasonable  expense incurred in connection  with his duties under this  Agreement,  provided  that the Executive provides  to the  Company in a timely  manner an  itemized  written  account and receipts acceptable to the Company and the Board's Audit Committee in accordance with the policies established from time to time by the Company.

4.          RESTRICTIVE COVENANTS

4.1.        The Executive  acknowledges  that as a result of his employment,  he will  have  access  to  confidential  information  which  is  highly important to the Company.  Such confidential  information  includes, but is not limited to, all present and future  technical  knowledge, unpatented  or  unpatentable  inventions,  manufacturing  and  trade secrets, processes,  manufacturing procedures, methods, discoveries, concepts,  formulas,  techniques,  systems, data, results, drawings, algorithms,  models,  prototypes,  products developed by and for the
            Company in whatever form, codes, ideas, designs,  integrated circuit topographies,  trademarks, copyrights, business information relating to the Company's  inventions or products,  research and development,

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            strategies  and methods which are not standard  industry  practices, proposals,  industrial  skills,  operating  and testing  procedures, production processes,  finances,  customers,  marketing,  and future
            business  plans  (hereinafter   referred  to  as  the  "Confidential
            Information").

            The Executive  agrees that he will  maintain in confidence  and will not  disclose  or make use of,  other  than for the  benefit  of the
            Company, at any time during or after the term of his employment with the Company,  without the prior written consent of the Company,  any
            Confidential Information whether or not the Confidential Information is in writing or in any other form.

            Upon  termination  of his employment or upon request by the Company, the  Executive  will  deliver to the Company any and all written and tangible  material in the Executive's  possession  incorporating the
            Confidential  Information  or  otherwise  relating to the  Company's business.

            This obligation with respect to the Confidential Information extends to  information  belonging  to the  customers  and  suppliers of the
            Company, or persons or entities who license Confidential Information or  technology  rights  from or to the  Company,  and  who may  have disclosed such information to the Executive.

4.2.        The  Executive  agrees with and for the benefit of the Company  that during his employment with the Company and for a period of three (3)
            years  from  the  date of  termination  of his  employment,  however caused, he will not for any reason,  directly or indirectly,  either as  an  individual  or  as a  partner  or  joint  venturer  or as an employee,  principal,  consultant,  agent,  shareholder,  (excluding ownership by the Executive, as a passive investment of less than one percent  (1%) of the  outstanding  shares  of  capital  stock of any
            Company  with one or more  classes of its capital  stock listed on a
            Security Exchange or publicly traded in the over the counter market)
            officer, director, or salesperson for any person, firm, association, organization,  syndicate,  company or  corporation,  or in any other manner  carry on, be engaged  in,  concerned  with,  interested  in, advise, lend money to, guarantee the debts or obligations of, permit his or her  name or any  part of it to be  used or  employed  by any
            person,   business,   firm,   association,    syndicate,    company,
            organization or corporation  concerned with or engaged or interested in a  business  which is the  same  as,  or  competitive  with,  the
            Business of the Company and any controlled or  controlling  company, anywhere in the world;

4.3.        Should the Executive cease to be an officer, director or employee of the  Company,  he shall  immediately  provide the Board with a sworn statement  identifying  any and all of the business and research and development  prospects  of which he is aware at that  point in time.
            Throughout the employment period and for a period of three (3) years thereafter,  the Executive agrees that,  directly or indirectly,  he will not solicit customers,  prospective clients or suppliers of the
            Company  or try to  profit  from  the  contacts  established  by the
            Company, nor will he encourage any person employed by the Company to leave the Company or employ or solicit for employment any person who is,  at the time of  employment  or  solicitation,  employed  by the
            Company  or who was in the  employment  of the  Company  during  the twenty-four  month period  preceding the date of the  termination of his employment.

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4.4.        The Executive  acknowledges  that any violation of the provisions of this  Section 4 may cause  irreparable  harm to the Company and that damages are not an adequate remedy.  Therefore, the Executive agrees that the Company shall be entitled,  in addition to all other rights provided by law or by this  agreement,  to obtain an  injunction  to prevent  the  Executive  or a  person  acting  on his  behalf,  from violating  these  provisions.  The Executive  hereby agrees that all restrictions contained in this Section 4 are reasonable and will not prevent the Executive from earning his living.

4.5.        The Executive  hereby assigns to the Company,  and confirms that the
            Executive  has  assigned  all  of his  rights,  title  and  interest throughout  the world in and to any  invention,  copyright,  design, integrated circuit topography,  discovery, improvement to any of the
            Company or Bio Syntech  Canada Inc's ("BSC")  products and any other intellectual  property rights  developed by the Executive during the course of his employment with the Company or BSC and for a period of one (1) year  thereafter.  The  Executive  hereby  waives  his moral rights in all work created by the Executive during the course of his employment with the Company.

4.6.        Upon request by the Company, the Executive shall execute and deliver such  additional  or further  documents,  assignments,  concepts and other  instrument  as the  Company  may  reasonably  request for the purpose of effectively carrying out this agreement including without limitation,  any  instruments  deemed  necessary  by the  Company to register any  intellectual  property rights in the Company's name or to protect or to defend its rights on such intellectual property.

4.7.        If any part of clause of this Article 4 be  determined to be void or unenforceable  in whole or in part, it shall not be deemed to affect the  validity of the  remainder  thereof,  each part or clause being thereby declared separate and distinct covenants.  In the event this covenant not to compete  shall be  determined by any Court to be too broad in geographic restriction, or too broad in scope, or to endure for too long a period  of  time,  the  Executive  agrees  that  said covenant not to compete  shall be only for such  geographical  area, scope and period of time reasonable in the circumstances.

5.          TERMINATION

5.1.        The Company may by written  notice  terminate  this  Agreement  with immediate effect if:

            a)   the Executive becomes  substantially  disabled or incapacitated and is unable to perform his duties and obligations  under this
                 Agreement for a period of six months in any  twenty-four  month period; or

            b)   without  Cause,  by giving the  Executive  a written  notice of termination and delivering his full  compensation  for a period of twelve months paid in twelve monthly instalments;

5.2.        The Company may terminate  this  Agreement  with Cause by giving the
            Executive a written notice of  termination.  Upon  termination  with
            Cause the Executive is not entitled to any indemnity;

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5.3.        "Cause" includes, without limitation:

            a)   Executive's  material breach of any provision of this Agreement and his  failure to cure that  breach  after  having been given notice in  writing  and a  reasonable  opportunity  to cure the breach specified in the notice;

            b)   Without limiting the generality of subparagraph a), Executive's breach of the restrictive covenants set forth in section 4;

            c)   Executive's  acting or failing to act that causes material harm to the Company or any of its affiliates' standing,  reputation, business  or  financial  condition,  provided  that such act or failure to act is not in accordance  with the  instructions  or directions  given to the  Executive by the Board,  and provided that the  Executive  was not acting in the best interest of the
                 Company according to the Board acting reasonably;

            d)   Executive  being charged with a crime or offence that would, in the  judgement  of the  Board,  impair  Executive's  ability to perform his duties and  discharge  his  responsibilities  under this Agreement;

            e)   Executive  acting  dishonestly,  disloyally  with regard to the
                 Company or Executive's violation of any rules, or being charged with  fraud or  violating  any law or order  having a  material negative impact on the Company;

            f)   Executive's insubordination;

            g)   The voluntary or involuntary bankruptcy of Executive; and

            h)   The  Executive  concealing  from the  Board  any fact  which is
                 material  to  the  Company,   its  business  or  its  financial
                 position.

6.          FULL FORCE AND EFFECT

6.1.        In the event where any one of the  provisions  of this  Agreement is considered  invalid  by a  competent  court in Quebec,  the  parties hereto agree that the remainder of this Agreement  shall continue to have full force and effect.

7.          APPLICABLE LAW

7.1.        This Agreement shall be governed by and construed in accordance with the laws of Quebec.  Any dispute  arising between the parties hereto shall be referred to the competent court in Quebec.

8.          NOTICE

8.1.        The addresses of the parties for notice purposes are as follows:

            BIOSYNTECH INC.
            475 Armand Frappier Blvd.
            Laval, Quebec,  H7V 4B3

Attention : the Chairman

                                      -5-

            AMINE SELMANI,
            45 Les Erables Street
            Laval, Quebec,  H7R 1A3

or such other  address  as may be given by either  party to the other in writing from time to time, all notices shall be sent by registered  mail postage prepaid or by personal delivery;

9.          LANGUAGE

9.1.        La  presente  convention  a ete  redigee en anglais a la demande des parties.  This  agreement has been drafted in English at the request of all parties.

            IN WITNESS  WHEREOF the parties  have duly signed this  Agreement in three counterparts on the 26 day of August 2002.

                                 BIOSYNTHEC INC.

                  ---------------------------------------------
                    Per: Serge Savard, Chairman of the Board

                  ----------------------------------------------
                                  AMINE SELMANI

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